Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) - USD ($)		Dec. 31, 2024	Jun. 30, 2024
Schedule of Prepayments and Other Current Assets [Abstract]
VAT recoverable		$ 41,419	$ 39,161
Prepaid expenses and others current assets		93,921	54,056
Loans to third parties	[1]		9,457,764
Subtotal		135,340	9,550,981
Less: allowance for doubtful accounts		(811)	(112,541)
Total		$ 134,529	$ 9,438,440

[1]	During the year ended June 30, 2024, the Company provided loans to some third parties for their working capital needs. These loans have a term of one year and bear interest at 8% per annum. As of December 31,2024, Elitepro Innovation Limited who borrowed approximately $5.3 million from the Company had repaid all principal and $240,576 in interest. Nexustech Services Limited who borrowed approximately $6.1 million from the Company had repaid all principal and $236,990 in interest.